UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):   March 10, 2000




                         SportsPrize Entertainment Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                      000-27025                 98-0207616
------------------------     -----------------------    ------------------------
(State of incorporation)     (Commission file number)       (I.R.S. Employer
                                                          Identification No.)



                      13101 Washington Boulevard, Suite 131
                          Culver City, California 90066
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (310) 566-7140



                                 Not Applicable
             ------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 10, 2000, SportsPrize Entertainment Inc. (the "Company") dismissed Geneyne Hodges, CPA as the Company's independent auditor. The decision to change independent auditors was approved by the Company's Board of Directors.

No disagreements exist between the Company and Geneyne Hodges, CPA with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Attached to this Current Report on Form 8-K is a letter from Geneyne Hodges, CPA to the Securities and Exchange Commission that states that Geneyne Hodges, CPA agrees with the foregoing statement.

On March 10, 2000, the Company engaged Grant Thornton LLP as the Company's independent auditor to audit the Company's financial statements.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following Exhibits are filed as part of this report:

          Exhibit Number        Description
          --------------        -----------
               16               Letter from Geneyne Hodges, CPA regarding
                                change in independent accounts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                  SportsPrize Entertainment Inc.


March 16, 2000                    /s/ Bruce R. Cameron
---------------------------       ----------------------------------------------
(Date)                            Bruce R. Cameron, President and CFO

                                 Exhibit Index
                                 -------------


Exhibit Number        Description
--------------        -----------
     16               Letter from Geneyne Hodges, CPA regarding change in
                      independent accounts.